                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports, dated July 31, 1995, included in Sara Lee Corporation's Form 10-K for the fiscal year ended July 1, 1995, and to all references to our Firm included in this registration statement.



Arthur Andersen LLP
Chicago, Illinois
November 17, 1995